UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 1, 2006

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308 N. Patt Street, Anaheim, CA	92801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 526-5533

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 1, 2006, D. Gregory Scott was elected as a member of the Board of Directors of Bridgford Foods Corporation. Greg will also serve on the Audit and Compensation Committees. Greg is the Managing Director of Peak Holdings, LLC, an investment management company, based in Beverly Hills. Peak Holdings and its affiliates own and manage in excess of 3 million square feet of office, retail and warehouse space throughout the United States.

The Registrant issued a press release that announced these events on January 3, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 3, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

January 3, 2006	By:	/s/ Raymond F. Lancy
Raymond F. Lancy
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 3, 2006.